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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Leesport Financial Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 2004

TO THE SHAREHOLDERS OF LEESPORT FINANCIAL CORP:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Leesport Financial Corp. will be held at 11:00 A.M. (Eastern Time) on Tuesday, April 27, 2004, at the Sheraton-Reading Hotel, 1741 Papermill Road, Wyomissing, Pennsylvania, 19610, for the following purposes:

  1.
  To elect three Class I Directors, each for a three-year term. The nominees of the Board of Directors for election as Class I Directors are Karen A. Rightmire, Michael L. Shor, and Alfred J. Weber.

  2.
  To ratify the appointment of Beard Miller Company LLP, as Leesport's independent auditors for the year 2004.

  3.
  To transact any such other business as may properly be presented at the meeting or any adjournment or postponement of the meeting.

        In accordance with the bylaws of Leesport and action of the Board of Directors, only those shareholders of record at the close of business on Monday, March 8, 2004, will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

        Your vote is important regardless of the number of shares that you own. Please submit your vote either by mail, via the Internet, or by person at the meeting. Giving your proxy by mail or via the internet does not affect your right to vote in person if you attend the meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

RAYMOND H. MELCHER, JR. Chairman, President and Chief Executive Officer

March 26, 2004

PROXY STATEMENT
Dated and to be mailed March 26, 2004

LEESPORT FINANCIAL CORP.
1240 BROADCASTING ROAD
WYOMISSING, PENNSYLVANIA 19610
610.208.0966

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 27, 2004

TABLE OF CONTENTS

QUESTIONS AND ANSWERS	1
MATTER NO. 1 — Election of Class I Directors	5
DIRECTOR INFORMATION	6
BENEFICIAL OWNERSHIP BY EXECUTIVE OFFICERS AND DIRECTORS	8
CORPORATE GOVERNANCE	9
BOARD OF DIRECTORS AND COMMITTEE MEETINGS	10
DIRECTOR COMPENSATION	13
REPORT OF THE AUDIT COMMITTEE	13
REPORT OF THE COMPENSATION COMMITTEE	15
EXECUTIVE COMPENSATION	16
EXECUTIVE OFFICER AGREEMENTS	18
PERFORMANCE GRAPH	20
OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION	21
MATTER NO. 2—Ratification of the Appointment of Independent Auditors	21
ADDITIONAL INFORMATION	21

        Although we recommend that you read carefully the full text of the enclosed Proxy Statement, we have prepared the following "Questions and Answers" to assist you in understanding the voting procedures and information on each Proposal. We refer in this Proxy Statement to Leesport Financial Corp. as "Leesport" or the "Company."

QUESTIONS AND ANSWERS

Q.	What am I voting on?
A.	• Election of three Class I Directors to a three-year term. The nominees of the Board of Directors are:
• Karen A. Rightmire
• Michael L. Shor
• Alfred J. Weber
• To ratify the appointment of Beard Miller Company LLP, as Leesport's independent auditors for the year ending December 31, 2004.
Q.	How does the Board of Directors recommend that I vote my shares?
A.	The Board of Directors recommends that you vote your shares as follows:
• "FOR" the nominees of the Board of Directors for election as Class I Directors (see Matter No. 1); and
• "FOR" ratification of the appointment of Beard Miller Company LLP as Leesport's independent auditors for the year ending December 31, 2004.
Q.	Who is entitled to vote?
A.	Shareholders of record as of the close of business on Monday, March 8, 2004.
Q.	How many votes do I have?
A.	Each share of common stock is entitled to one vote.
Q.	How do I vote?
A.	You may vote by completing and returning the enclosed proxy card or by voting in person at the meeting. In addition, you may be able to vote via the Internet, as described below.

Voting by Proxy. You may vote by completing and returning the enclosed proxy card. Your proxy will be voted in accordance with your instructions. If you do not specify a choice on one of the proposals described in this proxy statement, your proxy will be voted in favor of that proposal.
ON YOUR PROXY CARD:
• Mark your selections;
• Date and sign your name exactly as it appears on your card, and
• Mail to American Stock Transfer & Trust Company, Shareholder Services, in the enclosed return envelope.

Voting by Internet. If you are a registered shareholder, you may vote electronically through the Internet by following the instructions included with your proxy card. If your shares are registered in the name of a broker or other nominee, your nominee may be participating in a program provided through ADP Investor Communication Services that allows you to vote via the Internet. If so, the voting form your nominee sends you will provide Internet instructions.

Voting in person. If you attend the meeting, you may deliver your completed proxy card in person or may vote by completing a ballot which will be available at the meeting.
Should you have any questions on the procedure for voting your shares, please contact American Stock Transfer & Trust Company, Shareholder Services, at 800.937.5449.
Q.	Can I revoke my proxy and change my vote after I have returned my proxy card?
A.	You may revoke your proxy at any time before it is exercised by either:
• Submitting to the Secretary a written notice of revocation or a subsequently executed proxy card; or
• Attending the meeting and voting in person
Q.	What does it mean if I get more than one proxy card?
A.
Your shares are probably registered differently or are in more than one account. Sign and return all proxy cards to ensure that all shares are voted. If you would like to inquire about having all of your accounts registered in the same name and address, please contact American Stock Transfer & Trust Company, Shareholder Services, 800.937.5449.
Q.	What constitutes a quorum for the Annual Meeting?
A.
As of March 8, 2004, 3,406,223 shares of Leesport Financial Corp. common stock were issued and outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum. If you vote by proxy, your shares will be included for determining the presence of a quorum. Both abstentions and "broker non-votes" are also included for purposes of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker lacks discretionary voting power to vote such shares.
Q.	Assuming the presence of a quorum, what is the vote required to approve the matters to be considered at the meeting?
A.
The nominees for election as Class I Directors who receive the highest number of votes cast, in person or by proxy, at the meeting will be elected as Class I Directors. Shareholders cannot cumulate votes for the election of directors. The affirmative vote of a majority of all votes cast, in person and by proxy, at the meeting is required to approve the other matters to be considered at the meeting. Under Pennsylvania law, abstentions and broker non-votes will not affect the outcome of any of the matters being voted on at the meeting.
Q.	Who will count the vote?
A.	A representative of American Stock Transfer & Trust Company, Leesport's transfer agent, will tabulate the votes and act as the inspector of election.
Q.	Is my vote confidential?
A.
Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner designed to protect your voting privacy. Your vote will not be disclosed either within Leesport or to third parties except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by the Board. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to management.
Q.	Who will bear the cost of soliciting votes for the Annual Meeting?

A.
Leesport will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone, or by electronic communication by the Company's directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. Leesport has retained the services of American Stock Transfer & Trust Company to aid in the solicitation of proxies from banks, brokers, nominees and intermediaries, and to tabulate votes at the meeting. Leesport estimates that it will pay a fee of $10,000 for these services. In addition, Leesport may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.
Q.	What happens if additional proposals are presented at the Annual Meeting?
A.
Other than the two proposals described in this proxy statement, Leesport does not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the person named as proxy holder, Jenette Eck, Secretary, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.
Q.	May I propose actions for consideration at next year's Annual Meeting of Shareholders or nominate individuals to serve as directors?
A.	You may submit proposals for consideration at future annual shareholder meetings, including director nominations.

Shareholder Proposals: A shareholder who desires to submit a proposal to be considered for inclusion in Leesport's proxy statement for the annual meeting to be held in 2005 in accordance with the rules of the Securities and Exchange Commission, must submit the proposal to Leesport at its principal executive offices, 1240 Broadcasting Road, Wyomissing, Pennsylvania, 19610-0219, on or before November 17, 2004.

A shareholder proposal submitted after November 17, 2004, or which does not otherwise meet the requirements of the Securities and Exchange Commission will not be included in Leesport's proxy statement for the annual meeting to be held in 2005, but may nevertheless be presented at the annual meeting. To present a proposal at the annual meeting in 2005, a shareholder must submit a notice at Leesport's principal executive offices no earlier than January 28, 2005, and no later than February 27, 2005, containing the information specified in Leesport's bylaws. If the annual meeting in 2005 is not held within 30 days prior to or after April 27 (the date of the annual meeting in 2004), the notice must be delivered to or mailed and received at the principal executive offices within five days of mailing the notice of meeting or public disclosure of the meeting date.

If the shareholder intending to present such a proposal has not provided Leesport written notice of the matter on or after January 28, 2005 and on or before February 27, 2005 as required by Leesport's bylaws, the chairman of the meeting may declare the proposal out of order and, in any event, proxy holders of the Board of Directors would have discretionary authority to vote on such proposal at the meeting.

Director Nominations: Leesport's bylaws permit nominations for election to the Board of Directors to be made by the Board of Directors or by any shareholder entitled to vote for the election of directors. Nominations for director made by shareholders, other than those made by management, must be made by notice in writing to the President no less than 60 days and no more than 90 days before the anniversary date of the immediately preceding annual meeting provided the meeting is held within 30 days of the date of the preceding year's annual meeting. The notification must contain the information specified in Leesport's bylaws. The presiding officer of the meeting may, in such officer's sole discretion, refuse to acknowledge the nomination of any person which the presiding officer determines is not made in compliance with the foregoing procedure. As of the date of this proxy statement, Leesport has not received a notice of nomination for election as a director from any shareholder.

Copy of Bylaw Provisions: You may contact Leesport's Corporate Secretary at Leesport's corporate headquarters for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and for nominating director candidates.

MATTER NO. 1
ELECTION OF DIRECTORS

General

        Leesport's bylaws provide that its business shall be managed by a Board of Directors of not less than five and not more than twenty-five persons. The Board of Directors of the Company, as provided in the bylaws, is divided into three classes, with each being as nearly equal in number as possible. As of March 26, 2004, the Board of Directors consisted of twelve members:

  •
  Class I—four members

  •
  Class II—four members

  •
  Class III—four members

        Under the bylaws, a vacancy on the Board of Directors is filled by the remaining members of the Board. If the vacancy results from death, resignation or removal of a director, the director elected to fill the vacancy will become a member of the class in which the vacancy occurred. By comparison, persons elected by the Board of Directors in connection with an increase in the size of the Board are designated by the Board of Directors as belonging to either Class I, Class II, or Class III. In either case, the bylaws further provide that each director so elected remains a member of the Board of Directors until his or her successor is elected by shareholders at the next annual meeting of shareholders at which directors of the same class are elected.

        Under the bylaws, no person shall be eligible for nomination or for election to the Board of Directors of the Company if such person would attain the age of 70 years at any time during such person's term as Director, provided that the Director was not elected pursuant to the terms of a definitive agreement of acquisition or merger approved by the Board of Directors of the Company. Directors in office on the date of the adoption of the mandatory retirement age are not subject to such provision.

        The term of office for each director in Class I expires on the date of the Annual Meeting of Shareholders on April 27, 2004. One director currently serving in Class I, if elected, will attain the age of 70 prior to the expiration of the renewed term. Accordingly, the Board has set the number of directors at eleven, and three Class I directors have been nominated for election at the meeting to serve for three-year terms expiring on the date of the Annual Meeting of Shareholders in 2007.

        The nominees for election as Class I directors receiving the highest number of votes at the meeting will be elected to serve as directors.

        Any shareholder who wishes to withhold authority to vote for the election of directors or to withhold authority to vote for any individual nominee may do so by marking his or her proxy to that effect. No proxy may be voted for a greater number of persons than the number of nominees named. If any nominee should become unable to serve, the persons named in the proxy may vote for another nominee. Management, however, has no present reason to believe that any nominee listed below will be unable to serve as a director, if elected.

Nominees for Class I Directors to serve for a three-year term, expiring in 2007:

Name	Age	Director Since	Principal Occupation or Employment for Past 5 Years	Serves on the Following Board Committees
Karen A. Rightmire	57	1994	President of United Way of Berks County	• Executive Committee • Governance Committee • Human Resources Committee, Chair
Michael L. Shor	44	2002	Senior Vice President of Carpenter Technology Corporation, Special Alloys Division	• Executive Committee • Human Resources Committee
Alfred J. Weber	51	1995	President of Tweed-Weber, Inc., a management consulting firm	• Executive Committee • Governance Committee • Human Resources Committee • Lead Independent Director

THE BOARD OF DIRECTORS RECOMMENDS SHAREHOLDERS VOTE "FOR" THE ELECTION OF THESE CLASS I DIRECTORS.

DIRECTOR INFORMATION

Continuing Class II Directors to serve until 2005:

Name	Age	Director Since	Principal Occupation or Employment for Past 5 Years	Serves on the Following Board Committees
Charles J. Hopkins	53	1999	President and Chief Executive Officer of Essick & Barr LLC, a full service insurance agency, a wholly-owned subsidiary of Leesport Financial Corp.	• Executive Committee
William J. Keller	70	1986	Owner of William J. Keller Manufactured Housing Communities and Sales	• Audit Committee
Raymond H. Melcher, Jr.	52	1998	Chairman, President, and Chief Executive Officer of Leesport Financial Corp., Chairman of Essick & Barr LLC, Leesport Investment Group LLC, Leesport Wealth Management LLC	• Asset-Liability Committee • Executive Committee
Roland C. Moyer, Jr.	59	1999	Self-employed tax accountant	• Human Resources Committee

Continuing Class III Directors to serve until 2006:

Name	Age	Director Since	Principal Occupation or Employment for Past 5 Years	Serves on the Following Board Committees
James H. Burton	47	2000	President of Manchester Copper Products LLC. Prior thereto, President and Chief Operating Officer of Magnatech International, LP, a machinery manufacturer	• Audit Committee • Executive Committee • Governance Committee, Chair
Andrew J. Kuzneski, Jr.	64	1999	President of A.J. Kuzneski, Jr., Inc., an insurance agency	• Audit Committee, Chair • Executive Committee • Governance Committee
Frank C. Milewski	53	2002	President and Chief Executive Officer of The ReDCo Group, a company specializing in human resources management	• Asset-Liability Committee • Audit Committee
Harry J. O'Neill III	54	1984	President of O'Neill Financial Group, Inc., a personal holding company	• Audit Committee

BENEFICIAL OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

        The following table shows the beneficial ownership of Leesport's common stock as of January 31, 2004, by each director and executive officer, and the directors and executive officers as a group.

Director and Executive Officer Stock Ownership

Name	Amount and Nature of Beneficial Ownership(1)		Percent of Total Shares Outstanding
James H. Burton	6,409	(2)	*
John T. Connelly	11,471	(3)	*
Charles J. Hopkins	94,243		2.7%
Keith W. Johnson	31,292	(4)	*
William J. Keller	15,774	(5)	*
Andrew J. Kuzneski, Jr.	117,020	(6)	3.4%
Raymond H. Melcher, Jr.	49,605	(7)	1.5%
Frank C. Milewski	21,255	(8)	*
Roland C. Moyer, Jr.	46,588		1.4%
Harry J. O'Neill, III	10,954	(9)	*
Karen A. Rightmire	9,300		*
Michael L. Shor	1,538		*
Alfred J. Weber	10,348		*
Edward C. Barrett	11,787		*
Jenette L. Eck	3,293	(10)	*
Stephen A. Murray	2,862		*
All directors and executive officers as a group (16 persons)	443,739		13%

*
Less than 1% of the outstanding shares of common stock

(1)
The amounts include the following shares of common stock that the individual has the right to acquire by January 31, 2004 by exercising outstanding stock options:

James H. Burton	3,675	Harry J. O'Neill, III	4,778
John T. Connelly	2,625	Karen A. Rightmire	4,778
Charles J. Hopkins	36,052	Michael L. Shor	525
William J. Keller	4,778	Alfred J. Weber	4,778
Andrew J. Kuzneski, Jr	3,675	Edward C. Barrett	4,568
Raymond H. Melcher, Jr	13,126	Jenette L. Eck	2,360
Frank C. Milewski	3,675	Stephen A. Murray	1,260
Roland C. Moyer, Jr	3,675
All directors and officers as a group	94,328
(2)
Shares held jointly with his spouse.

(3)
Includes 6,943 shares held by his spouse.

(4)
Includes 10,157 shares held by his spouse, and 367 shares held jointly with his spouse.

(5)
Includes 8,439 shares held jointly with his spouse.

(6)
Includes 2,100 shares held by his spouse, and 105,000 shares held by Berkshire Securities Corp.

(7)
Includes 6,296 shares held jointly with his spouse, and 1,948 shares held by his spouse.

(8)
Includes 15,618 shares held jointly with his spouse.

(9)
Includes 2,756 shares held by his spouse.

(10)
Includes 36 shares held jointly with her spouse.

CORPORATE GOVERNANCE

        Leesport Financial Corp.'s governing body is its Board of Directors. The Board is elected by and accountable to the shareholders to direct and oversee the Company's management in the long-term interests of shareholders.

Corporate Governance Principles

        The Board has adopted corporate governance principles that, together with Leesport's articles of incorporation, bylaws, and the charters of Board Committees, provide a framework for the governance of Leesport Financial Corp. The principles are intended to assist the Board in the exercise of its responsibilities. As the operation of the Board is a dynamic and evolving process, these principles are reviewed annually and may be changed by the Board from time to time. A copy of these principles is available at the Company's website at www.leesportfc.com, or by contacting the Company's Corporate Secretary.

Lead Independent Director and Director Independence

        The Board of Directors has affirmatively determined that all of the Company's directors are independent within the meaning of the Nasdaq listing standards, except for Raymond H. Melcher, Jr., Chairman, President and Chief Executive Officer of the Company and Leesport Bank, and Charles J. Hopkins, President and Chief Executive Officer of Essick & Barr, LLC, a wholly owned subsidiary of the Company. The Board has determined that a lending relationship resulting from a loan made by Leesport Bank to a director would not affect the determination of independence if the loan complies with Regulation O under the federal banking laws. The Board also determined that maintaining with Leesport Bank a deposit, savings or similar account by a director or any of the director's affiliates would not affect the determination of independence if the account is maintained on the same terms and conditions as those available to similarly situated customers. The independent directors meet regularly in executive session without management present. The Board has appointed a lead independent director to act as liaison between the independent directors and the Board chairman. The lead director is also appointed to serve as chair of the Board's executive sessions (without management present).

Board Membership Criteria

        Each member of the Board must possess the individual qualities of integrity, high performance standards, mature confidence, informed judgment, and financial literacy. Each director is required to own a significant equity position in the company. Non-employee directors are required to own stock worth at least three times their annual director fees, and are required to receive 100% of their director fee payment in Company stock until this requirement is met.

Code of Conduct

        Leesport Financial Corp. has adopted a Code of Conduct that includes a conflict of interest policy and applies to all directors, officers and employees. All directors, officers and employees are required to affirm in writing their acceptance of the Code of Conduct. The Code of Conduct is available for review at the Company's website at www.leesportfc.com, or by contacting the Company's Corporate Secretary.

Communications With Directors

        The Board of Directors maintains a process for shareholders to communicate with the Board of Directors. Shareholders wishing to communicate with the Board of Directors should send any communication to Corporate Secretary, Leesport Financial Corp., PO Box 6219, Wyomissing, Pennsylvania 19610. Any such communication should state the number of shares beneficially owned by the shareholder making the communication. The Corporate Secretary will forward all such bona fide communications, with the exception of those clearly of a marketing nature, to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

        The Board has five committees: an Audit Committee, an Asset-Liability Committee, an Executive Committee, a Governance Committee, and a Human Resources/Compensation Committee. The Governance Guidelines, Code of Conduct, and the Charters for committees of the Board, may be viewed at www.leesportfc.com, or by contacting the Company's Corporate Secretary.

        The following table shows the number of meetings and membership of the Board and committees during 2003. All directors of the Company attended at least 75% of the aggregate of all meetings of the Company's Board of Directors and committees on which they served. All directors are required to attend the Annual Meeting of Shareholders. All directors were present at the 2003 Annual Meeting of Shareholders.

Board Member	Board of Directors	Audit Committee	Asset- Liability Committee	Executive Committee	Governance Committee	Human Resources Committee
J. H. Burton	X	X		X	X
J. T. Connelly	X			X	X	X
C. J. Hopkins	X			X
W. J. Keller	X	X
A. J. Kuzneski, Jr.	X		X	X	X
R. H. Melcher, Jr.	X		X	X
F. C. Milewski	X	X	X
R. C. Moyer, Jr.	X					X
H. J. O'Neill, III	X	X
K. A. Rightmire	X			X	X	X
M. L. Shor	X			X	X
A. J. Weber	X			X	X	X
Total meetings held in 2003	12	10	4	4	4	6

        Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable laws and regulations regarding "independence" and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with the exception of the Executive Committee on which two inside directors serve, and the Asset-Liability Committee on which senior officers of the Company serve.

Asset-Liability Committee

        The committee is composed of one independent director and six senior officers of the Company. The Asset-Liability Committee is responsible for monitoring the interest rate sensitivity of the Company's assets and liabilities.

Audit Committee

        The Audit Committee is composed of five independent directors (as defined under Nasdaq listing standards) and operates under a written charter. The Audit Committee's duties include:

  •
  Appointing, compensating, and providing oversight of, Leesport's independent accountants;

  •
  Approving all audit and non-audit services to be performed by the independent accountants;

  •
  Reviewing the scope and results of the audit plans of the independent accountants and internal auditor;

  •
  Overseeing the scope and adequacy of internal accounting control and recordkeeping systems;

  •
  Conferring independently with, and reviewing various reports generated by, the independent accountants;

  •
  Overseeing the scope and activities of the internal audit function;

  •
  Establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

        The Company's Board of Directors has adopted a written charter for the Audit Committee. A more comprehensive description of the duties and responsibilities of the Audit Committee may be found in the Audit Committee Charter, attached to this Proxy Statement as Attachment A.

        The Board of Directors has designated Andrew J. Kuzneski, Jr., as the Audit Committee financial expert, and has determined that Mr. Kuzneski is independent within the meaning of the Nasdaq listing standards.

Executive Committee

        The Executive Committee is composed of six independent directors (as defined under Nasdaq listing standards) and two senior officers of the company and operates under a written charter. A copy of the Committee's charter is available at the Company's website at www.leesportfc.com, or by contacting the Company's Corporate Secretary. The Executive Committee's duties include:

  •
  Acting on matters that the Chairman of the Board has determined to be an emergency that should not be postponed until the next scheduled meeting and for which a special meeting is not practicable;

  •
  Serving as a sounding board for the CEO in his/her strategic efforts; and

  •
  Taking such other action and do such other things as may be referred to it from time to time by the Board.

Governance Committee

        The Governance Committee is composed of five independent directors (as defined under Nasdaq listing standards) and operates under a written charter. The Committee's charter is available at the Company's website at www.leesportfc.com, or by contacting the Company's Corporate Secretary. The Governance Committee's duties include:

  •
  Assisting the Board of Directors and management in developing and maintaining best practices in corporate governance;

  •
  Administering a process to measure the effectiveness of the Board of Directors; and

  •
  Recommending to the Board of Directors the criteria by which directors will be held accountable.

        The Governance Committee also serves as the Company's Nominating Committee. The Nominating Committee believes that candidates for director should have certain minimum qualifications, and take into consideration the following factors:

  •
  Current knowledge and contacts in the communities in which the Company does business and in the Company's industry or other industries relevant to the Company's business;

  •
  The ability and willingness to commit adequate time to Board and Committee matters;

  •
  Personal qualities and characteristics, accomplishments and professional reputation;

  •
  The fit of the individual's skills and personality with those of other directors and potential directors in building a Board that is effective, diverse, and responsive to the needs of the Company.

The process for identifying and evaluating nominees is as follows:

  •
  In the case of incumbent directors whose terms of office are set to expire, the Committee reviews such directors' overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term.

  •
  In the case of new director candidates, the Committee first determines whether the nominee is independent pursuant to applicable securities laws, and the rules and regulations of the Securities and Exchange Commission and Nasdaq. The Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Committee then meets to discuss and consider such candidates' qualifications and then recommends nominees to the Board of Directors.

  •
  The Committee will consider director candidates recommended by shareholders provided the procedures set forth under the Questions and Answers section of this Proxy Statement, in accordance with the Company's bylaws, are followed. The Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not.

Human Resources/Compensation Committee

        The Human Resources/Compensation Committee is composed of five independent directors (within the meaning of Nasdaq listing standards) and operates under a written charter. A copy of the charter is available at the Company's website at www.leesportfc.com, or by contacting the Company's Corporate Secretary. Its duties include:

  •
  Review salary and benefits programs of the Company;

  •
  Address and make recommendations to the Board of Directors relating to employee matters, including compensation;

  •
  Evaluate the CEO's performance;

  •
  Recommend for approval by the independent directors of the Board, the CEO's and other executive officers' compensation levels;

  •
  Annually review the amount and compensation of directors and make recommendations to the Company's Board as needed, including incentive-compensation plans and equity-based plans;

  •
  Annually review and approve the amount and compensation, including incentive-compensation plans and equity-based plans, for the CEO and each other executive officer of the Company.

DIRECTOR COMPENSATION

        The Human Resources/Compensation Committee annually reviews the amount and compensation of directors and makes recommendations to the Company's Board as needed, including incentive-compensation plans and equity-based plans.

        Directors who are not officers of Leesport or of Leesport's subsidiaries receive annual compensation as follows:

  •
  Annual Retainer of $6,000

  •
  Annual Retainer for committee chairperson of $7,500

  •
  Annual Retainer for lead independent director of $11,000

  •
  Board meeting attendance fee of $500

  •
  Committee meeting attendance fee of $250

        Leesport adopted a Non-Employee Director Compensation Plan in 2000 which requires that at least sixty-five percent (65%) of each non-employee director's compensation be paid in shares of Leesport's common stock. All directors are required to maintain holdings of Leesport common stock in an amount equal to at least three times their annual director compensation. If the minimum requirement is not met, then directors are required to receive 100% of their compensation in Leesport common stock. Certain directors have entered into agreements with Leesport providing for the deferral of part or all of the cash fees payable to them.

        Leesport maintains a directors and officers liability insurance policy. The policy covers all directors and officers of Leesport and its subsidiaries for certain liability, loss, or damage that they may incur in the capacities as such directors and officers. To date, no claims have been filed under this insurance policy.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is composed of five independent directors, as currently defined by NASDAQ rules, and operates under a written charter adopted by the Board of Directors. The Company's Board of Directors has determined that at least one director, Andrew J. Kuzneski, Jr., qualifies as an "audit committee financial expert" as currently defined by the Securities and Exchange Commission and Nasdaq. In light of additional responsibilities resulting from the Sarbanes-Oxley Act of 2002, the Board revised the charter in June 2003. The revised charter is attached to this Proxy Statement as Attachment A.

        The Audit Committee has reviewed the audited financial statements of Leesport for the fiscal year-ended December 31, 2003, and discussed them with management and Leesport's independent accountants, Beard Miller Company LLP. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by the U.S. Statement of Auditing Standards SAS No. 61, as amended (Communication With Audit Committees).

        The Audit Committee has received from the independent accountants the written disclosures and letter required by the U.S. Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and the Audit Committee has discussed with the accountants their independence from Leesport and management.

        Based on the Audit Committee's discussions with management and the independent accountants, the representations of management to the Audit Committee, the representations of the independent accountants included in their report on Leesport's consolidated financial statements and otherwise on such report of the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Leesport's Annual Report on Form 10-K for the year-ended December 31, 2003.

        In connection with standards for independence issued by the Securities and Exchange Commission, the Audit Committee considered whether the independent accountants provision of non-audit services was compatible with maintaining such independence. The Audit Committee will continue to consider similar matters relating to independence during the 2004 fiscal year.

Andrew J. Kuzneski, Jr., Chairman James H. Burton William J. Keller Frank C. Milewski Harry J. O'Neill III

AUDIT AND OTHER FEES

        Aggregate fees billed to Leesport by the independent accountants for the years ended December 31, 2003, and December 31, 2002 were as follows:

	Year-Ended December 31, 2003 ($)	Year-Ended December 31, 2002 ($)
Audit Fees	99,079	100,731
Audit-Related Fees	48,431	38,264
Tax Fees	20,316	26,989
All Other Fees	0	34,293

        Audit related services consisted of audits of two of the Company's employee benefit plans, accounting and regulatory consultations, and due diligence procedures in connection with business combinations. Tax services consisted of tax compliance, including tax return preparation services, research and advice. All other fees for the year-ended December 31, 2002 consisted of internal audit procedures and assistance with regulatory compliance matters.

        The Audit Committee pre-approves all audit and permissible non-audit services provided by the Company's independent accountants. In accordance with such policy, all of the services provided by the Company's independent accountants set forth above were approved by the Audit Committee.

        The Committee may delegate to one or more designated members of the Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

REPORT OF THE COMPENSATION COMMITTEE

        The Human Resources Committee serves as the Compensation Committee and is composed of five independent directors. The primary responsibilities of the Committee as it relates to compensation of employees are:

  •
  To set salaries and benefit levels which are competitive with levels available at other financial institutions of comparable size and type in the relevant geographic market area;

  •
  To administer Leesport's Employee Stock Incentive Plan, which was approved by shareholders at the 1999 Annual Meeting, as a means of providing incentive compensation to officers and employees.

        Leesport's executive compensation program, other than benefits under qualified employee plans, consists of:

  •
  Salary;

  •
  Incentive compensation;

  •
  Supplemental retirement plan benefits;

  •
  Stock option awards under the stock incentive plan.

        Salary levels for executive officers are determined for specific job descriptions by reference to salary surveys and other data collected on comparable salaries paid to officers at other similarly situated institutions. The Chief Executive Officer evaluates the performance of executive officers of the company and recommends individual compensation levels to the Committee.

        Incentive compensation payments are approved based on the compensation and bonus plan approved by the Board of Directors in April 2003. The Board of Directors approved a Corporate Bonus Plan designed to incent increased profitability and expand the market share of Leesport Financial Corp. in each of its individual business units. The holding company and each subsidiary have separate performance criteria. The holding company performance criteria are related to return on assets and non-interest income. The banking subsidiary performance measures are based on net income and non-interest income. The insurance and wealth management subsidiaries have a performance criteria based on total revenue and net income after allocation of corporate expenses and provision for bonus awards.

        The Committee approves a range of stock option awards for different positions, other than the Chief Executive Officer, which are awarded based on the performance criteria identified in the compensation and bonus plan. For 2003, there were no stock options awarded other than employment inducement options.

        The Committee had set the base salary of the Chief Executive Officer, Mr. Melcher, at $245,000 for 2003. For 2004, the Board has maintained the base salary of the Chief Executive Officer at $245,000 based on the recommendation of the Committee. For 2003, there were no stock options or cash bonus awards to the Chief Executive Officer.

Karen A. Rightmire, Chairperson John T. Connelly Roland C. Moyer, Jr. Michael L. Shor Alfred J. Weber

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth certain information with respect to the compensation of Leesport's President and Chief Executive Officer and each other executive officer whose total cash compensation exceeded $100,000 in the fiscal year ended December 31, 2003 ("Named Executive Officers.")

						Long-Term Compensation
	Annual Compensation
Name and Principal Position						Restricted Stock Award	Options (Shares)		All Other Compensation (2)(3)(4)(5)
	Year	Salary(1)		Bonus
Raymond H. Melcher, Jr. Chairman, President and Chief Executive Officer	2003 2002 2001	$245,000 225,000 220,000		$0 20,000 5,000		0 0 0	0 5,000 5,000	(6)	$92,489 87,361 76,346
Charles J. Hopkins President and Chief Executive Officer, Essick & Barr, LLC	2003 2002 2001	$353,000 323,000 290,000		$52,258 68,124 24,008	(7)	0 0 0	0 1,000 1,500		$20,166 17,800 16,592
Keith W. Johnson President and Chief Executive Officer, Leesport Investment Group LLC, and Leesport Wealth Management, LLC(7)	2003 2002 2001	$217,885 206,000 200,000	(8)	$0 3,090 0		0 0 0	0 750 1,500		$5,729 16,495 15,818
Edward C. Barrett Executive Vice President	2003 2002 2001	$135,000 62,500	(9)	$0 6,000		0 0	0 0		$13,757 0

(1)
Amounts include amounts deferred under Leesport's 401(k) Plan. Under the 401(k) Plan, a participating employee can elect to have from 1% to 15% of his or her earnings reduced on a pre-tax basis and contributed to the Plan. Leesport makes a matching contribution equal to 100% of the first 3% of an employee's salary and 50% of the next 4% of an employee's salary.

(2)
Leesport provides other benefits to certain executive officers in connection with their employment. The value of such personal benefits which is not directly related to job performance is not included in the table above because the value of such benefits does not exceed the lesser of $50,000 or 10% of the salary and bonus paid to the named individual.

(3)
Amounts include Leesport's matching contribution to the participant's account under Leesport's 401(k) Plan in the following amounts:

•
$ 8,531 for Mr. Melcher
•
$10,000 for Mr. Hopkins
•
$ 5,194 for Mr. Johnson
•
$ 3,375 for Mr. Barrett

(4)
Amounts include Leesport's contribution to the participant's account under Leesport's Employee Stock Ownership Plan (ESOP) for 2003 in the following amounts:

•
$6,000 for Mr. Melcher
•
$6,000 for Mr. Hopkins
•
$2,025 for Mr. Barrett

(5)
Amounts for 2003 include accruals under Leesport's Supplemental Executive Retirement Plan in the amount of $73,660 for Mr. Melcher, and $8,357 for Mr. Barrett.

(6)
Options granted February 19, 2002 with respect to Mr. Melcher's performance for the year ended December 31, 2001.

(7)
Amount includes $17,170 which represents commissions on insurance sales and is variable based upon sales performance.

(8)
Mr. Johnson voluntarily resigned his positions with the Company, Leesport Investment Group, LLC, and Leesport Wealth Management, LLC, effective July 1, 2003, to accept a position with SunAmerica Securities, Inc. ("SunAmerica".) In connection with his resignation, Leesport, Leesport Wealth Management, LLC, and Leesport Investment Group, LLC, entered into a separation and consulting agreement dated July 1, 2003 with Mr. Johnson. Mr. Johnson's separation and consulting agreement provides for compensation in the amount of $8,583.33 bi-monthly on the fifteenth and the thirtieth day of each month commencing on July 15, 2003 and ending December 30, 2003. This agreement required Mr. Johnson be available for a minimum of twenty hours each calendar week to perform consulting services relating to the business of Leesport Wealth Management, LLC, and Leesport Investment Group, LLC, through September 30, 2003. The agreement contains provisions restricting Mr. Johnson's right to compete with Leesport, Leesport Wealth Management, LLC, and Leesport Investment Group, LLC for a period commencing on the termination date and ending on December 31, 2005.

(9)
Amount represents Mr. Barrett's salary for the year 2002 after joining the company July 1, 2002.

Stock Options

        There were no grants of stock options to any Executive Officer during the fiscal year ended December 31, 2003.

        The following table sets forth information concerning exercised and unexercised options to purchase Leesport's common stock granted to the Named Executive Officers:

AGGREGATE OPTIONS EXERCISED IN LAST YEAR
AND DECEMBER 31, 2003 OPTION VALUE

					Value of Unexercised In-The-Money Options at December 31, 2003 ($)
	Shares		Number of Securities Underlying Unexercised Options at December 31, 2003 (#)
	Acquired on exercise (#)	Value Realized($)
Name			Exercisable	Unexercisable	Exercisable(1)	Unexercisable(1)
Raymond H. Melcher, Jr.	0	0	13,126	10,973	74,324	81,532
Charles J. Hopkins	0	0	36,052	2,966	82,488	24,032
Keith W. Johnson	3,259	10,532	0	0	0	0
Edward C. Barrett	0	0	4,568	1,260	34,590	6,351

(1)
Based on market value of $23.5450 per share for Leesport common stock at December 31, 2003.

Equity Plan Compensation Information

        The following table sets forth information regarding securities issued or issuable under Leesport's equity compensation plans as of December 31, 2003:

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	217,375	$17.46	292,562
Equity compensation plans not approved by security holders	0	0	0
Total	217,375	$17.46	292,562

EXECUTIVE OFFICER AGREEMENTS

Raymond H. Melcher, Jr.

        Leesport and Leesport Bank are parties to an employment agreement with Raymond H. Melcher, Jr. Mr. Melcher's employment agreement currently provides for a base salary of $245,000 which, if increased by action of the Board of Directors, becomes the new base salary under the employment agreement. Mr. Melcher is entitled to exclusive use of an automobile, with all insurance, maintenance and operating costs paid. In addition, the agreement provides, among other things, the right to participate in any bonus plan approved by the Board of Directors and insurance, vacation, pension and other fringe benefits for Mr. Melcher. The agreement contains provisions restricting Mr. Melcher's right to compete for a period of one year unless his employment is terminated other than for cause.

        If Mr. Melcher's employment is terminated without cause, whether or not a change in control of Leesport has occurred, or if Mr. Melcher voluntarily terminates employment for certain reasons following a change in control, Mr. Melcher becomes entitled to severance benefits under the Employment Agreement. Such reasons include any reduction in title or responsibilities, any assignment of duties and responsibilities inconsistent with Mr. Melcher's status as Chairman, President and Chief Executive Officer, a reduction in salary or benefits, or any reassignment to a location greater than 25 miles from the location of Mr. Melcher's office on the date of the change in control. If any such termination occurs, Mr. Melcher will be paid an amount equal to 2.99 times his annual base compensation as determined under Section 280G of the Internal Revenue Code at the time of termination. If his termination or resignation occurs after he attains age 62 1/2, the payment to which Mr. Melcher is entitled decreases in pro rata amounts at six month intervals from 250% of the sum of his highest base salary and bonus over the three years prior to termination or resignation to 0% at age 65.

Charles J. Hopkins

        Leesport and Essick & Barr are parties to an employment agreement with Charles J. Hopkins. Mr. Hopkins' employment agreement currently provides for an annual base salary of $360,000 plus commissions determined in accordance with a formula set forth in the employment agreement. In the event the Board of Directors increases Mr. Hopkins' base salary, the increased salary becomes the new base salary under the employment agreement. Mr. Hopkins is entitled to exclusive use of an automobile, with all insurance, maintenance and operating costs paid. In addition, the agreement provides, among other things, the right to participate in any bonus plan approved by the Board of Directors and insurance, vacation, pension and other fringe benefits for Mr. Hopkins. The employment agreement contains provisions restricting Mr. Hopkins' right to compete with Leesport, Essick & Barr, or Leesport Bank for a period of two years following termination of employment unless his employment is terminated other than for cause.

        If Mr. Hopkins' employment is terminated without cause, and no change in control of Leesport has occurred, then Mr. Hopkins is entitled to receive his annual base salary for the remainder of the then current employment term. If Mr. Hopkins voluntarily terminates employment for certain reasons following a change in control, then Mr. Hopkins is entitled to severance benefits under his employment agreement. Such reasons include any reduction in title or responsibilities inconsistent with his status prior to the change in control, a reduction in salary or benefits, or any reassignment to a location greater than fifty miles from the location of his office on the date of the change in control. If such termination occurs, Mr. Hopkins will be paid an amount equal to two times his annual base compensation. If his termination or resignation occurs after he attains age 62 1/2, the payment to which Mr. Hopkins is entitled decreases in pro rata amounts at six month intervals from 250% of the sum of the highest base salary and bonus over the three years prior to termination or resignation, to 0% at age 65.

Change in Control Agreements

        The Company and Leesport Bank are parties to change in control agreements with Edward C. Barrett, Executive Vice President and Chief Administration Officer, Stephen A. Murray, Chief Financial Officer, James A. Kirkpatrick, Executive Vice President of Leesport Bank and Chief Lending Officer, and Jenette L. Eck, Corporate Secretary. Each of these agreements provides the officer with severance benefits in the event that the officer's employment terminates for certain specified events of good reason following a change in control of the Company. The agreements generally provide for a benefit in each case of one times the sum of (i) the officer's highest annualized base salary in the year of termination of employment or over the two prior years and (ii) the highest cash bonus paid to the officer in the year of termination of employment or over the prior two years. Payments are made over a twelve month period commencing on the month following termination of employment. The officer is also entitled to a continuation of health and medical benefits for a one-year period.

Deferred Compensation and Salary Continuation Agreements

        Leesport has entered into agreements with directors Connelly, Moyer, O'Neill and Weber which permit the director to defer part or all of his director fees until the director ceases to be a director of Leesport or its subsidiaries. Interest accrues on the deferred fees at an annual rate of 8%. The director is an unsecured creditor with respect to such deferred fees. The agreements also provide that if the director dies or becomes disabled while a director, the director receives certain death or disability benefits. Leesport has purchased whole life insurance policies on the lives of certain directors to fund its obligations under these agreements.

        In addition, Leesport has entered into an agreement with Mr. Melcher which permits management directors to defer a portion of their salary until he or she no longer serves on the Company's Board of Directors.

PERFORMANCE GRAPH

        Set forth below is a graph and table comparing the yearly percentage change in the cumulative total shareholder return on the Company's common stock against the cumulative total return on the NASDAQ-Total US Index, the NASDAQ Combination Bank Index, and the SNL Securities Mid-Atlantic Bank Index for the five-year period commencing December 31, 1998, and ending December 31, 2003.

        Cumulative total return on the Company's common stock, the NASDAQ-Total US Index, the NASDAQ Combination Bank Index, and the SNL Bank Index equals the total increase in value since December 31, 1998, assuming reinvestment of all dividends. The graph and table were prepared assuming that $100 was invested on December 31, 1998, in Company common stock, the NASDAQ-Total US Index, the NADAQ Combination Bank Index, and the SNL Bank Index.

LEESPORT FINANCIAL CORP.

	Period Ending
Index
	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Leesport Financial Corp.	100.00	76.68	67.36	76.43	102.47	134.65
S&P 500*	100.00	121.11	110.34	97.32	75.75	97.40
NASDAQ—Total US	100.00	185.95	113.19	89.65	61.67	92.90
NASDAQ Bank Index*	100.00	96.15	109.84	118.92	121.74	156.62
SNL Mid-Atlantic Bank Index	100.00	127.05	155.70	146.73	112.85	160.45
*
Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2004.
Used with permission. All rights reserved. crsp.com.	Source: SNL Financial LC, Charlottesville, VA © 2004

OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Transactions with Management and Others

        Some directors and officers of Leesport, and the companies with which they are associated, are customers of, and during 2003 had banking transactions with, Leesport Bank in the ordinary course of the bank's business, and intend to do so in the future. All loans and loan commitments included in such transactions were made in the ordinary course of business under substantially the same terms, including interest rates, collateral, and repayment terms, as those prevailing at the time for comparable transactions with other persons, and in the opinion of management, do not involve more than the normal risk of collection or present other unfavorable features. At December 31, 2003, total loans and commitments of approximately $5.731 million were outstanding to Leesport's executive officers and directors and their affiliated businesses, which represented approximately 10.74% of Leesport's shareholders' equity at such date.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and any persons owning ten percent or more of Leesport's common stock, to file in their personal capacities, initial statements of beneficial ownership, statements of change in beneficial ownership, and annual statements of beneficial ownership with the Securities and Exchange Commission. Persons filing such beneficial ownership statements are required by SEC regulations to furnish Leesport with copies of all such statements filed with the SEC. The rules of the SEC regarding the filing of such statements require that "late filings" of such statements be disclosed in the proxy statement. To the best of Leesport's knowledge, there were no late filings during 2003.

MATTER NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors has appointed Beard Miller Company LLP, independent auditors, as Leesport's independent auditors for the fiscal year ending December 31, 2004. Beard Miller Company LLP has acted as Leesport's independent auditors continuously since 1990. The appointment was recommended by the Audit Committee and is subject to shareholder ratification. Representatives from Beard Miller Company LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement if they desire to do so, and will be available to answer appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF BEARD MILLER COMPANY LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 2004 FISCAL YEAR.

ADDITIONAL INFORMATION

Principal Shareholders

        As of March 8, 2004, the Board of Directors knows of no person who owns of record or who is known to be the beneficial owner of more than 5% of Leesport's outstanding common stock.

Other Matters

        Management knows of no business other than as described above that is planned to be brought before the Meeting. Should any other matters arise, however, the persons named on the enclosed proxy will vote thereon to their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Secretary

ATTACHMENT "A"

LEESPORT FINANCIAL CORP.
AUDIT COMMITTEE CHARTER

Purpose

        In connection with the bylaws of the Company, the Audit Committee is established as a committee reporting periodically to the Board of Directors (the "Board"). The Audit Committee (the "Committee") shall provide assistance to the Board in fulfilling its responsibility to the shareholders relating to the Company's corporate accounting and financial reporting processes. Principally, these responsibilities entail assessing the effectiveness of the internal control system over financial reporting, reviewing adherence to policies and procedures, and safeguarding corporate assets. In doing so, it is the responsibility of the Committee to maintain open lines of communication between the Board, external auditors, internal auditors, and senior management of Leesport Financial Corp. and its subsidiaries (the "Company").

        Management is responsible for preparing the Company's financial statements and related disclosures and the Company's independent auditors are responsible for auditing those financial statements. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with GAAP.

        The Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements, or other information prepared or presented to them by officers and other employees of the Company whom such member believes to be reliable and competent in the matters presented, and counsel, public accountants or other persons as to matters which the Committee or member believes to be within the professional competence of such person.

Committee Membership

        The Committee shall be comprised of no less than five directors each of whom shall meet the independence and experience requirements of the Securities and Exchange Commission (the "SEC") and Nasdaq and all other legal requirements, and each of whom shall be free of any relationship that in the opinion of the Board would interfere with their exercise of judgment as a Committee member. The members of the Committee shall be appointed and replaced by the Board at the recommendation of the Corporate Governance Committee and shall serve at the pleasure of the Board and for such term or terms as the Board may determine. The Committee shall appoint one member of the Committee as its Chairperson.

        All Committee members must be able to read and understand financial statements, including the Company's balance sheet, income statement, and cash flow statement. At least one member must have past employment experience in finance/accounting, or have professional certification in accounting, or have other comparable financial experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities, or meet such other requirements by the SEC or Nasdaq. The Committee shall be responsible for providing educational resources relating to accounting principles and procedures, current accounting topics pertinent to the Company and other material as may be requested by the Committee. The Company shall assist the Committee in maintaining appropriate financial literacy.

Committee Authority and Responsibilities Regarding Independent Auditors

        1. Be directly responsible for the appointment, compensation, oversight of the work, evaluation and termination of any accounting firm employed by the Company (including resolving disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The accounting firm shall report directly to the Committee.

        2. Pre-approve all auditing services (which may entail providing comfort letters in connection with securities underwritings) and all non-audit services provided to the company by the Company's auditors which are not prohibited by law pursuant to such processes as are determined to be advisable. "Pre-approved" shall include blanket pre-approval of non-prohibited services for limited dollar amounts which the Committee, in its business judgment, does not believe possesses the potential for abuse or conflict.

        The pre-approval requirement set forth above shall not apply to the provision of non-audit services if:

  a.
  the aggregate amount of all such non-audit services provided to the company constitutes more than 5 percent of the total amount of revenues paid by the Company to its auditor during the fiscal year in which the non-audit services are provided;

  b.
  such services were not recognized by the Committee at the time of the engagement to be non-audit services; and

  c.
  such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

        The Committee may delegate to one or more designated members of the committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve an activity under this subsection shall be presented to the full Committee at its next scheduled meeting.

        3. Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in management's discussion and analysis of the financial condition and the results of operation, and recommend to the Board whether the audited financial statements should be included in the Company's Annual Report on Form 10-K.

        4. Review and discuss with management and the independent auditors the Company's quarterly financial statements, including the disclosures made in management's discussion and analysis of financial condition and results of operations prior to the filing of the Company's Quarterly Reports on Form 10-Q, including the results of the independent auditors' review of the quarterly financial statements.

        5. Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including

  a.
  any significant changes in the Company's selection or application of accounting principles;

  b.
  any major issues as to the adequacy of the Company's internal controls;

  c.
  the development, selection and disclosure of critical accounting estimates;

  d.
  analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements;

  e.
  analysis and disclosure of financial trends; and

  f.
  presentation of the financial statements and notes thereto.

        6. Discuss with management and the independent auditors the effect of accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

        7. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

        8. Meet with the external independent auditors and financial management of the Company to review the scope of the annual audit for the current year, and at the conclusion thereof, review any audit findings. This review will include both the external independent auditors' recommendations and related management response.

        9. Review with the external independent auditors and corporate management the adequacy and effectiveness of the internal financial/accounting controls of the Company, and elicit any recommendations that they may have for the improvement of such control procedures. Particular attention should be given to the adequacy of such controls to expose any payments, transactions, or other procedures which might be deemed illegal or otherwise improper.

Audit Committee Authority and Responsibilities Regarding Internal Audit Function

        1. Review the Company's internal auditor's proposed audit schedule for the coming year, and the coordination of such programs with the external auditor's year-end requirements. Particular attention should be given to maintaining the best effective balance between external and internal auditing resources.

        2. Monitor the activities of the Company's Internal Audit Department to ensure that such department adequately discharges responsibilities for the audit, review and reporting to the Committee that

  a.
  internal accounting and financial controls of reporting entities are adequate and efficient, and can be relied upon to produce accurate financial information;

  b.
  internal controls of reporting entities adequately safeguard the assets of the Company;

  c.
  financial statements of reporting entities are complete and accurate, and are in conformity with corporate policy, generally accepted accounting principles, and requirements of the various regulatory bodies;

  d.
  all reporting entities are in compliance with FDIC, FRB, and all other federal and state laws and regulations. The Committee shall review legal and regulatory matters that may have a material impact on the Company's financial statements and related company compliance policies and programs; and

  e.
  control over the development, maintenance, and operation of IT systems are sufficient to ensure accuracy, security, and completeness of data processing results.

        3. Prior to each periodic meeting, the Committee will be provided a report prepared by the Company's Internal Auditor which summarizes the findings of all audit engagements completed during the period.

Other Audit Committee Authority and Responsibilities

        1. Establish procedures to facilitate the receipt, retention, and treatment of complaints received by the Company from third parties regarding accounting, internal accounting controls, or auditing matters.

        2. Establish procedures to facilitate the receipt, retention, and treatment of confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        3. Discuss with management the Company's earnings releases, including the use of "pro forma", "adjusted," or other non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

        4. Discuss with management, the internal auditors and the Compliance Department the effect of regulatory initiatives on the Company's financial statements.

        5. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

        6. Review all reports on examinations made by the various regulatory agencies, and evaluate management's responses to them.

        7. Minutes of the Committee meetings shall be submitted to the Board at the next regularly scheduled Board meeting.

        8. Review quarterly reporting of financial information, and the required information in the annual proxy statement in accordance with the SEC requirements. The Committee shall have the responsibility to prepare the report required to be included in the annual proxy statement.

        9. The Committee shall have the power to investigate any matter brought to its attention within the scope of its duties.

        10. The Committee shall review and approved all related party transactions.

        11. The Committee is expected to maintain free and open communications with the external audit firm, internal auditors, and the Company's management. This communication shall include periodic private sessions.

        12. The Committee shall have the power to access the Company's outside counsel without the approval of management, as it determines necessary, to carryout its duties.

        13. The Committee shall also have the authority without the consent of management or the Board, at the Company's expense, to the extent it deems necessary or appropriate, to retain special independent legal, accounting, or other consultants to advise the Committee in connection with fulfilling its obligations hereunder.

        14. The Committee shall review and assess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review its own performance as it relates to this charter.

        The foregoing list of functions is not intended to limit the Committee in fulfilling its responsibilities, but rather is intended to provide an overview of the principal duties to be performed by the Committee.

Meetings

        The Committee shall meet in person or by telephone on a period basis, to coincide with regular Board meetings, at regularly scheduled times and places determined by the Chairman. The Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management and the independent auditors the annual audited financial statements and quarterly financial statements, as applicable. After each of its meetings, the Chairperson will report the activities of the Committee to the full Board at its next scheduled meeting.

        The Audit Committee shall meet regularly in executive session. The Committee may invite the independent auditors, internal auditors, or any representatives of management to participate in a portion or all of any such executive session to discuss any matters that the Committee or any of these persons believe should be discussed privately.

Adopted June 18, 2003

[PROXY CARD]

[Side 1]

LEESPORT FINANCIAL CORP.

        I/We hereby appoint Jenette L. Eck, with full power to appoint her substitute, and hereby authorize her to represent and to vote, as designated on the reverse side, all the shares of common stock of Leesport Financial Corp. (the "Company") held of record by me/us on March 8, 2004, at the Annual Meeting of Shareholders to be held on April 27, 2004, or any adjournment thereof.

        This proxy when properly executed will be voted in the manner directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS, AND FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS. This proxy will be voted, in the discretion of the proxyholder, upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please vote and sign on the other side

[Side 2]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
"FOR" THE FOLLOWING MATTERS AND PROPOSALS

MATTER NO. 1: ELECTION OF CLASS I DIRECTORS TO SERVE UNTIL 2007

☐ FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Karen A. Rightmire, Michael L. Shor, Alfred J. Weber

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH HIS OR HER NAME IN THE ABOVE LIST.)

MATTER NO. 2: RATIFICATION OF INDEPENDENT AUDITORS
		FOR	AGAINST	ABSTAIN
		☐	☐	☐

The undersigned hereby acknowledges receipt of the Proxy Statement for the 2004 Annual Meeting, and hereby revokes any proxy or proxies heretofore given to vote shares at said meeting or any adjournment thereof.

Dated	, 2004	Signature

(PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ADDRESSED ENVELOPE)

Signature if held jointly. Please sign exactly as your name appears on this proxy card.

QuickLinks

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 27, 2004
PROXY STATEMENT Dated and to be mailed March 26, 2004
TABLE OF CONTENTS
QUESTIONS AND ANSWERS
MATTER NO. 1 ELECTION OF DIRECTORS
DIRECTOR INFORMATION
BENEFICIAL OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS
CORPORATE GOVERNANCE
BOARD OF DIRECTORS AND COMMITTEE MEETINGS
DIRECTOR COMPENSATION
REPORT OF THE AUDIT COMMITTEE
AUDIT AND OTHER FEES
REPORT OF THE COMPENSATION COMMITTEE
EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
EXECUTIVE OFFICER AGREEMENTS
PERFORMANCE GRAPH
LEESPORT FINANCIAL CORP.
MATTER NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
ADDITIONAL INFORMATION
LEESPORT FINANCIAL CORP. AUDIT COMMITTEE CHARTER
[PROXY CARD]
LEESPORT FINANCIAL CORP.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.